                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549


                                    FORM 8-K


                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


Date of Report (Date of earliest        April 1, 2002  (March 19, 2002)
event reported)


                        OHIO CASUALTY CORPORATION
        (Exact name of registrant as specified in its charter)

     OHIO                       0-5544                  31-0783294
(State or other         (Commission File Number)      (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation or
organization)


        9450 Seward Road, Fairfield, Ohio         45014
    (Address of principal executive offices)    (Zip Code)


                        (513) 603-2400
                (Registrant's telephone number)


                           Not Applicable
        (Former name or former address, if changed since last report)






                        Exhibit Index - Page 3

                        Page 1 of 3 Pages


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ITEM 5.  Other Events and Regulation FD Disclosure
-------  -----------------------------------------

On March 19, 2002, Ohio Casualty Corporation (the "Company") issued and sold, in a private placement, $201,250,000 aggregate principal amount of 5.00% Convertible Notes (the "Notes") due 2022. The Notes are convertible, subject to certain conditions, into common stock at an initial conversion rate of
44.2112 common shares per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $22.62 per share.

 The Notes were sold to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and McDonald Investments Inc. as "accredited investors" within the meaning of Rule 501 under the Securities Act of 1933, (the "Act"), in reliance upon the private placement exemption afforded by Section 4(2) of that Act, and were offered and sold to "qualified
institutional buyers" under Rule 144A of the Securities Act.   Pursuant to a
registration rights agreement entered into in connection with the private offering, the Company has agreed to file a registration statement under the Act to permit registered resales of the Notes and the common stock issuable upon conversion of the Notes.

The aggregate offering price of the Notes was $201,250,000, 100% of the principal amount thereof. The purchase price paid to the Company by the initial purchasers was the initial offering price less a discount of $6,707,662, 3.333% of the principal amount of the Notes. The net proceeds from the sale of the Notes were used to repay borrowings under the Company's revolving credit facility.

A copy of the Indenture for the convertible Notes offering is attached hereto as Exhibit 4 and is incorporated herein by reference.

The information included in this report regarding the granting of registration rights to purchasers of the Notes shall not constitute an offer to sell or the solicitation of an offer to buy such Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state.




ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------

	Exhibit No.	Description
        -----------     -----------

             4 Indenture dated March 19, 2002, between the Company and HSBC Bank USA




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                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OHIO CASUALTY CORPORATION
                                        -------------------------
                                              (Registrant)



                                        /s/ Debra K. Crane
                                        ---------------------------
April 1, 2002                           Debra K. Crane, Senior Vice
                                        President and General Counsel






                                EXHIBIT INDEX


                        Current Report on Form 8-K
                           Dated April 1, 2002


Exhibit No.		Description
-----------             -----------

    4 Indenture dated March 19, 2002, between the Company and HSBS Bank USA













                                Page 3 of 3 Pages